Exhibit 10.4

EIGHTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This Eighth Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 17th day of June, 2013 (the “Eighth Amendment Effective Date”) by and among (i) SILICON VALLEY BANK, a California corporation (“Bank”) and (ii) CHANNELADVISOR CORPORATION, a Delaware corporation (“CAC”), MERCHANDISINGADVISOR CORPORATION, a Delaware corporation (“MAC”), CA MARKETPLACES, INC., a Delaware corporation (“CAM”), CHANNELADVISOR UK LIMITED., a private limited company incorporated and registered in England and Wales (“CA UK”) and CA WASHINGTON, LLC, a Delaware limited liability company (“CAW”, and together with CAC, MAC, CAM and CA UK, each a “Borrower” and collectively, the “Borrowers”).

RECITALS

A. Bank and Borrowers have entered into that certain Loan and Security Agreement dated as of December 23, 2009, as amended by a First Amendment to and Assumption of Loan and Security Agreement dated April 19, 2010, as amended by a Second Amendment to Loan and Security Agreement dated June 11, 2010, as further amended by a Third Amendment to Loan and Security Agreement dated December 23, 2010, as further amended by a Fourth Amendment to Loan and Security Agreement dated March 22, 2011, as further amended by a Fifth Amendment to Loan and Security Agreement, dated as of May 26, 2011, as further amended by a Joinder and Sixth Amendment to Loan and Security Agreement, dated as of June 15, 2011 and as further amended by a Seventh Amendment to Loan and Security Agreement, dated as of July 26, 2012 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”). Bank has extended credit to the Borrowers for the purposes permitted in the Loan Agreement.

B. Borrower has requested that Bank amend the Loan Agreement to (i) extend the maturity date of the revolving line of credit and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

C. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

Now, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 The following term and its respective definition set forth in Section 13.1 is amended in its entirety and is replaced with the following:

““Revolving Line Maturity Date” is July 17, 2013.”

3. Limitation of Amendment.

3.1 The amendment set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, each Borrower hereby represents and warrants, jointly and severally, to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Each Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of the Borrowers previously delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of their obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary action on the part of Borrowers;

4.5 The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of their obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material law or regulation binding on or affecting Borrowers, (b) any material contractual restriction with a Person binding on Borrowers, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrowers, or (d) the organizational documents of Borrowers;

4.6 The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of their obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on any Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrowers and is the binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. No Defenses of Borrower. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

6. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8. Effectiveness. This Amendment shall be deemed effective upon payment of all Bank Expenses incurred in connection with the existing Loan Documents and the modifications herein.

9. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of North Carolina.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS: CHANNELADVISOR CORPORATION

By:	/s/ M. Scot Wingo
Name:
Title:

MERCHANDISING ADVISOR CORPORATION

By:	/s/ M. Scot Wingo
Name:
Title:

CA MARKETPLACES, INC.

By:	/s/ M. Scot Wingo
Name:
Title:

CHANNELADVISOR UK LIMITED

By:	/s/ M. Scot Wingo
Name:
Title:

CA WASHINGTON, LLC

By:	/s/ M. Scot Wingo
Name:
Title:

BANK:

SILICON VALLEY BANK

By:	/s/ Andrew J. Kirk
Name:	Andrew J. Kirk
Title:	Vice President

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